S000074123 [Member] Investment Strategy - S000074123 [Member]	Aug. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies located in countries outside the United States. The Fund primarily invests in companies that are located in the countries included, at the time of purchase, in the MSCI EAFE Index (the Index), which includes developed countries outside of North America. In determining where a company is located, the Fund primarily relies on the country where the company is organized, but also may consider the country where the company’s revenues are primarily derived and the primary market listing for the class of company shares to be purchased. Although the Fund may invest in companies across all market capitalizations, the Fund focuses on companies that, at the time of purchase, have a minimum market capitalization of $2 billion. The Fund may at times focus its investments in one or more sectors, including the industrials sector, and certain countries or geographic areas, including the Asia Pacific region and Europe.
The Fund may invest up to 20% of its net assets in companies that are located in countries not represented in the Index, such as emerging markets countries.
The Fund may invest in derivatives, including forward foreign currency contracts primarily for hedging purposes.